UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

Keenova Therapeutics plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices)

+353 1 6960000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On July 8, 2026, Keenova Therapeutics plc (the “Company”) issued a press release announcing positive results in its Phase 3 clinical trial of XIAFLEX® (collagenase clostridium histolyticum) for the treatment of plantar fibromatosis (“PFI”), a chronic medical condition that causes nodules composed primarily of excess collagen to form in the thick connective tissue that supports the arch of the foot. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The Phase 3 clinical trial of XIAFLEX for the treatment of PFI met its primary endpoint, demonstrating a statistically significant and clinically meaningful improvement in pain versus placebo, as measured by the Average Daily Pain Intensity on the Numeric Rating Scale. It also met key, ranked secondary endpoints related to difficulty and activity limitation as measured by the Foot Function Index (“FFI”) scale. The treatment benefit observed on the primary pain endpoint and key functional secondary endpoints was further supported by statistically significant improvements in additional secondary measures, including the FFI pain subscale, global assessments of improvement and disease severity, treatment satisfaction, and nodule characteristics. The safety profile of XIAFLEX in this study was consistent with the known safety profile of XIAFLEX from approved indications. Most adverse events were rated by the investigators as mild to moderate and there were no treatment-related serious adverse events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit
99.1	Press Release, dated July 8, 2026.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2026

KEENOVA THERAPEUTICS PLC
(registrant)

By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President, Chief Legal Officer & Corporate Secretary